EXHIBIT 10.61 to FORM 8-K

================================================================================



              THIRD MODIFICATION AND ASSUMPTION OF LOANS AGREEMENT

                                      among

                           ROBERT MARTIN COMPANY, LLC

                                       and

                         CALI CW REALTY ASSOCIATES L.P.

                                       and

                         ELMSFORD REALTY ASSOCIATES L.P.

                                       and

                        TALLEYRAND REALTY ASSOCIATES L.P.

                                       and

                      CALI MID-WEST REALTY ASSOCIATES L.P.

                                       and

                      CALI SO. WEST REALTY ASSOCIATES L.P.

                                       and

                         CALI WP REALTY ASSOCIATES L.P.

                                       and

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


                                   Dated as of

                                January 31, 1997



================================================================================

                                TABLE OF CONTENTS

                                                                            Page

1.  Assumption of the First Replacement Notes...............................  13

2.  The Second Mortgage.....................................................  15

3.  Termination of YIDA Documents...........................................  15

4.  INTENTIONALLY OMITTED...................................................  15

5.  Recourse Loan...........................................................  15

6.  Prepayment..............................................................  16

7.  Non-Recourse............................................................  17

8.  Representations and Warranties of the
    Borrowers and the LLC...................................................  20

9.  Transfer, Pledge and Assignment of
    Company Interests.......................................................  23

10. Partial Releases........................................................  23

11. Environmental Indemnity.................................................  25

12. RMC Escrow Agreement....................................................  25

13. Lockbox Account.........................................................  25

14. Letter Agreement........................................................  25

15. Miscellaneous...........................................................  25

SCHEDULES

Schedule I-A      Schedule of Original Loan A Notes, Mortgages and Lease
                  Assignments

Schedule I-B      Schedule of Original Loan B Notes, Mortgages and Lease
                  Assignments

Schedule I-C      Schedule of Original Loan C Notes, Mortgages and Lease
                  Assignments

Schedule I-D      Schedule of Original Loan D Notes, Mortgages and Lease
                  Assignments

Schedule I-E      Schedule of Original Loan E Notes, Mortgages and Lease
                  Assignments

Schedule I-F Schedule of Original Loan F Notes, Bonds, Mortgages and Lease Assignments

Schedule I-G      Schedule of Original Loan G Notes, Mortgages and Lease
                  Assignments

Schedule I-H      Schedule of Original Loan H Notes, Mortgages and Lease
                  Assignments

Schedule I-I      Schedule of Original Notes, Mortgages and Lease Assignment

Schedule II       Release Prices and List of Properties Subject to Partial
                  Release

Exhibit A         Loan A Property Description

Exhibit B         Loan B Property Description

Exhibit C         Loan C Property Description

Exhibit D         Loan D Property Description

Exhibit E         Loan E Property Description

Exhibit F         Loan F Property Description

Exhibit G         Loan G Property Description

Exhibit H         Loan H Property Description

Exhibit I         Loan I Property Description

Exhibit J-1       Form of Amended and Restated First Replacement Mortgage

Exhibit J-2       Form of Amended and Restated First Replacement Assignment of
                  Leases

Exhibit J-3       Form of Amended and Restated Cross-collateral Mortgage

Exhibit J-4       Form of Amended and Restated Cross-collateral Assignment of
                  Leases

Exhibit J-5       Form of Consolidation, Spreader and Modification Agreement

Exhibit J-6       Form of Amended and Restated Loan F First Replacement Note

Exhibit K         Form of Termination of YIDA Lease

Exhibit L         Term Sheet for Recourse Loan

Exhibit M         Form of Environmental Indemnity

Exhibit N         Form of Termination of RMC Escrow Agreement

Exhibit O         Form of Termination of Lock-Box Agreement

Exhibit P         Form of Letter Agreement

              THIRD MODIFICATION AND ASSUMPTION OF LOANS AGREEMENT

      THIS THIRD MODIFICATION AND ASSUMPTION OF LOANS AGREEMENT is made as of January __, 1997 by and among ROBERT MARTIN COMPANY, LLC (the "LLC"), a New York limited liability company, successor-in-interest to ROBERT MARTIN COMPANY, a New York general partnership (the "Partnership") and having an address at 100 Clearbrook Road, Elmsford, New York 10523, CALI CW REALTY ASSOCIATES L.P. ("Cali CW"), a New York limited partnership, ELMSFORD REALTY ASSOCIATES L.P. ("Elmsford Realty"), a New York limited partnership, TALLEYRAND REALTY ASSOCIATES L.P. ("Talleyrand Realty"), a New York limited partnership, CALI MID-WEST REALTY ASSOCIATES L.P. ("Cali MW"), a New York limited partnership, CALI SO. WEST REALTY ASSOCIATES L.P. ("Cali SW"), a New York limited partnership, CALI WP REALTY ASSOCIATES L.P. ("Cali WP"), a New York limited partnership (Cali CW, Elmsford Realty, Talleyrand Realty, Cali MW, Cali SW and Cali WP are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers"), each of which has an address at c/o Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016, and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation ("TIAA"), having an address at 730 Third Avenue, New York, New York 10017.

                          W I T N E S S E T H T H A T :

      WHEREAS, on November 19, 1985, TIAA made a loan to the Partnership in the original principal amount of $15,400,000, which loan was originally (a) evidenced by the six notes, as assigned and modified, set forth in Schedule I-A attached hereto (collectively, the "Original Loan A Note"), and (b) secured by, among other things, (i) the six mortgages, as assigned, consolidated, spread and modified, set forth in Schedule I-A attached hereto (collectively, the "Original Loan A Mortgage"), covering certain land described on Exhibit A attached hereto and the other property described therein and located in Elmsford, New York (the "Loan A Property"), and (ii) the assignment of lessor's interest in leases set forth in Schedule I-A attached hereto (the "Original Loan A Lease Assignment");

      WHEREAS, on June 30, 1986, TIAA made a loan to the Partnership in the original principal amount of $26,000,000, which loan was originally (a) evidenced by the 24 notes, as assigned and modified, set forth in Schedule I-B attached hereto (collectively, the "Original Loan B Note"), and (b) secured by, among other things, (i) the 24 mortgages, as assigned, consolidated, spread and modified, set forth in Schedule I-B attached hereto (collectively, the "Original Loan B Mortgage"), covering certain land described on Exhibit B attached hereto and the other property described therein and located in Elmsford, New York (the "Loan B Property"), and (ii) the assignment of lessor's interest in leases set forth in
Schedule I-B attached hereto (the "Original Loan B Lease Assignment");

      WHEREAS, on June 4, 1986, TIAA made a loan to the Partnership in the original principal amount of $6,350,000, which loan was originally (a) evidenced by the note set forth in Schedule I-C attached hereto (the "Original Loan C Note"), and (b) secured by, among other things, (i) the mortgage set forth in
Schedule I-C attached hereto (the "Original Loan C Mortgage"), covering certain land described on Exhibit C attached hereto and the other property described therein and located in Mount Pleasant, New York (the "Loan C Property"), and
(ii) the assignment of lessor's interest in leases set forth in Schedule I-C attached hereto (the "Original Loan C Lease Assignment");

      WHEREAS, on December 9, 1986, TIAA made a loan to the Partnership in the original principal amount of $93,000,000, which loan was originally (a) evidenced by the 32 notes, as assigned, consolidated and modified set forth in
Schedule I-D attached hereto (collectively, the "Original Loan D Note"), and (b) secured by, among other things, (i) the 32 mortgages, as assigned, consolidated, extended, spread and modified, set forth in Schedule I-D attached hereto (collectively, the "Original Loan D Mortgage"), covering certain land described on Exhibit D attached hereto and the other property described therein and located in Greenburgh, Mount Pleasant, Ossining, White Plains and Yonkers, New York (the "Loan D Property"), and (ii) the assignment of lessor's interest in leases set forth in Schedule I-D attached hereto (the "Original Loan D Lease Assignment");

      WHEREAS, on August 11, 1988, TIAA made a loan to the Partnership in the original principal amount of $30,000,000, which loan was originally (a) evidenced by the note set forth in Schedule I-E attached hereto (the "Original Loan E Note"), and (b) secured by, among other things, (i) the mortgage set forth in Schedule I-E attached hereto (the "Original Loan E Mortgage"), covering certain land described on Exhibit E attached hereto and the other property described therein and located in White Plains, New York (the "Loan E Property"), and (ii) the assignment of lessor's interest in leases set forth in Schedule I-E attached hereto (the "Original Loan E Lease Assignment");

      WHEREAS, on October 12, 1989, TIAA made a loan to the Partnership in the original principal amount of $10,200,000 and a loan to the City of Yonkers Industrial Development Agency ("YIDA") in the original principal amount of $7,000,000, which loans were originally (a) evidenced, in part, by the two notes issued by the Partnership, as consolidated and modified, set forth in Schedule I-F attached hereto (collectively, the "Original Loan F Note"), (b) evidenced, in part, by the 1989 Taxable Industrial Development Revenue Refunding Bond issued by YIDA, as consolidated and modified, set forth in Schedule I-F attached hereto (the "Original Loan F Bond"), which Original Loan F Bond provides that the obligations of YIDA thereunder are limited to payment of the Original Loan F Bond from the rentals under that certain Amended and Restated Lease Agreement, dated October 1, 1989, between YIDA and the Partnership (the "Original YIDA Lease" and, as amended by the First Amendment to Lease, dated as of July 28, 1993, between YIDA and the Partnership, the "Amended YIDA Lease"), and (c) secured by, among other things, (i) the three mortgages, as consolidated, spread and modified, set forth in Schedule I-F attached hereto (collectively, the "Original Loan F Mortgage"), covering certain land described on Exhibit F attached hereto and the other property described therein and located in Yonkers and Greenburgh, New York (the "Loan F Property"), and (ii) the assignments of lessor's interest in leases set forth in Schedule I-F attached hereto (the "Original Loan F Lease Assignments");

      WHEREAS, on February 5, 1990, TIAA made a loan to the Partnership in the original principal amount of $37,700,000, which loan was originally (a) evidenced by the four notes, as assigned, consolidated and modified, set forth in Schedule I-G attached hereto (collectively, the "Original Loan G Note"), and
(b) secured by, among other things, (i) the four mortgages, as assigned, consolidated and modified, set forth in Schedule I-G attached hereto (collectively, the "Original Loan G Mortgage"), covering certain land described on Exhibit G attached hereto and the other property described therein and located in Mount Pleasant, New York (the "Loan G Property"), and (ii) the assignment of lessor's interest in leases, as modified as set forth in Schedule I-G attached hereto (the "Original Loan G Lease Assignment");

      WHEREAS, on September 11, 1990, TIAA made a loan to the Partnership in the original principal amount of $42,400,000, which loan was originally (a) evidenced by the four notes, as assigned, consolidated and modified, set forth in Schedule I-H attached hereto (collectively, the "Original Loan H Note") four mortgages, as assigned, consolidated and modified, set forth on Schedule I-H attached hereto (collectively, the "Original Loan H Mortgages") covering certain land described on Exhibit H attached hereto and the other property described therein and located in White Plains, New York (the "Loan H Property"), and (ii) the assignment of lessor's interest in leases, as modified, set forth in
Schedule I-H attached hereto (the "Original Loan H Lease Assignment");

      WHEREAS, on July 15, 1982 and on January 29, 1990, TIAA made two loans to the Partnership and its tenant-in-common (Tallyrand Property, Inc. or Corporate Property Investors, as applicable), which loans were originally (a) evidenced by the three notes, as assigned, consolidated and modified, set forth in Schedule I-I attached hereto (collectively, the "Original Loan I Note"; the Original Loan A Note, the Original Loan B Note, the Original Loan C Note, the Original Loan D Note, the Original Loan E Note, the Original Loan F Note, the Original Loan F Bond, the Original Loan G Note, the Original Loan H Note and the Original Loan I Note are hereinafter sometimes referred to individually as an "Original Note" and collectively as the "Original Notes"), and (b) secured by, among other things, (i) the three mortgages, as assigned, consolidated and modified, set forth in Schedule I-I attached hereto (collectively, the "Original Loan I Mortgage"; the Original Loan A Mortgage, the Original Loan B Mortgage, the Original Loan C Mortgage, the Original Loan D Mortgage, the Original Loan E Mortgage, the Original Loan F Mortgage, the Original Loan G Mortgage, the Original Loan H Mortgage and the Original Loan I Mortgage are hereinafter sometimes referred to collectively as the "Original Mortgages"), covering certain land described on Exhibit I attached hereto and the other property described therein and located in Tarrytown, New York (the "Loan I Property"; the Loan A Property, the Loan B Property, the Loan C Property, the Loan D Property, the Loan E Property, the Loan F Property, the Loan G Property, the Loan H Property and the Loan I Property are hereinafter sometimes referred to individually as a "Property" and collectively as the "Properties"), and (ii) the assignment of lessor's interest in leases, as modified, set forth in Schedule I-I attached hereto (the "Original Loan I Lease Assignment");

      WHEREAS, pursuant to that certain Modification of Loans Agreement, dated as of July 28, 1993, among the Partnership, YIDA and TIAA (as amended by the Supplemental Modification Agreement (as hereinafter defined), the "1993 Modification Agreement"), each of the loans evidenced by the Original Notes (other than the loans evidenced by the Original Loan I Note) was restructured so as to modify the maturity date thereof, the interest payable thereunder and certain other terms relating to the repayment of such loans as more fully set forth therein and such loans were subsequently further modified by that certain Modification of Notes, Mortgage and Other Loan Documents (the "Supplemental Modification Agreement"), dated as of July 30, 1993, among the Partnership, YIDA and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan A Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to

TIAA, in the original principal amount of $15,342,294.10 (as amended by the Supplemental Modification Agreement and by that certain Allonge, dated July 30, 1993, the "Loan A 1993 Amended Note"), (ii) the Original Loan A Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan A 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Original Loan A Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan A 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan B Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $25,950,053.98 (as amended by the Supplemental Modification Agreement and by that certain Allonge, dated July 30, 1993, the "Loan B 1993 Amended Note"), (ii) the Original Loan B Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan B 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Original Loan B Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan B 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan C Note was amended and restated in its entirety by that certain First Amended and Restated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $6,337,801.65 (as amended by the Supplemental Modification Agreement and by that certain Allonge, dated July 30, 1993, the "Loan C 1993 Amended Note"), (ii) the Original Loan C Mortgage was amended and restated in its entirety by that certain First Amended and Restated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan C 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Original Loan C Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan C 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan D Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $93,000,000 (as amended by the Supplemental Modification Agreement and by that certain Allonge, dated July 30, 1993, the "Loan D 1993 Amended Note"), (ii) the Original Loan D Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan D 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Original Loan D Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan D 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan E Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $30,000,000 (as amended by the Supplemental Modification Agreement, the "Loan E 1993 Amended Note"), (ii) the Original Loan E Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan E 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Original Loan E Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan E 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan F Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $10,200,000 (as amended by the Supplemental Modification Agreement, the "Loan F 1993 Amended Note"), (ii) the Original Loan F Bond was amended and restated in its entirety by that certain First Amended and Restated 1989 Taxable Industrial Development Revenue Refunding Bond, dated as January 1, 1992, from YIDA to TIAA in the original principal amount of $7,000,000 (as amended by the Supplemental Modification Agreement, the "Loan F 1993 Amended Bond"), (iii) the Original Loan F Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the

Supplemental Modification Agreement, the "Loan F 1993 Mortgage"), dated as of July 28, 1993, between the Partnership, YIDA and TIAA and (iv) the Original Loan F Lease Assignments were amended and restated in their entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan F 1993 Lease Assignment") between the Partnership, YIDA and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan G Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $37,700,000 (as amended by the Supplemental Modification Agreement, the "Loan G 1993 Amended Note"), (ii) the Original Loan G Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan G 1993 Mortgage"), dated as of July 28, 1993, between the Partnership and TIAA and (iii) the Loan G Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan G 1993 Lease Assignment") between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, (i) the Original Loan H Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage Note, dated as January 1, 1992, from the Partnership to TIAA, in the original principal amount of $42,211,848.58 (as amended by the Supplemental Modification Agreement and by that certain Allonge, dated July 30, 1993, the "Loan H 1993 Amended Note"; the Loan A 1993 Amended Note, the Loan B 1993 Amended Note, the Loan C 1993 Amended Note, the Loan D 1993 Amended Note, the Loan E 1993 Amended Note, the Loan F 1993 Amended Note, the Loan F 1993 Amended Bond, the Loan G 1993 Amended Note and the Loan H 1993 Amended Note are hereinafter sometimes referred to individually as a "1993 Amended Note" and collectively as the "1993 Amended Notes" and the 1993 Amended Notes and the Loan I Amended Note (as hereinafter defined) are collectively referred to as the "Amended Notes"), (ii) the Original Loan H Mortgage was amended and restated in its entirety by that certain First Amended and Restated Consolidated Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Loan H 1993 Amended Mortgage"; the Loan A 1993 Amended Mortgage, the Loan B 1993 Amended Mortgage, the Loan C 1993 Amended Mortgage, the Loan D 1993 Amended Mortgage, the Loan E 1993 Amended Mortgage, the Loan F 1993 Amended Mortgage, the Loan F 1993 Amended Bond, the Loan G 1993 Amended Mortgage and the Loan H 1993 Amended Mortgage are hereinafter sometimes referred to individually as a "1993 Amended Mortgage" and collectively as the "1993 Amended Mortgages" and the 1993 Amended Mortgages and the Loan I Amended Mortgage (as hereinafter defined) are collectively referred to as the "Existing Amended Mortgages"), dated as of July 28, 1993, between the Partnership and TIAA and
(iii) the Original Loan H Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (as amended by the Supplemental Modification Agreement, the "Loan H 1993 Lease Assignment"; the Loan A 1993 Lease Assignment, the Loan B 1993 Lease Assignment, the Loan C 1993 Lease Assignment, the Loan D 1993 Lease Assignment, the Loan E 1993 Lease Assignment, the Loan F 1993 Lease Assignment, the Loan G 1993 Lease Assignment and the Loan H 1993 Lease Assignment are hereinafter sometimes referred to individually as a "1993 Lease Assignment" and collectively as the "1993 Lease Assignments" and the 1993 Lease Assignments and the Loan I Amended Lease Assignment (as hereinafter defined) are collectively referred to as the "Existing Amended Lease Assignments"), dated as of July 28, 1993, between the Partnership and TIAA;

      WHEREAS, pursuant to the 1993 Modification Agreement, the Partnership and YIDA executed a Second Mortgage and Security Agreement (as amended by the Supplemental Modification Agreement, the "Second Mortgage") and a Subordinate Assignment of Lessor's Interest in Lease(s) (as amended by the Supplemental Modification Agreement, the "Subordinate Assignment"), in each case covering the Properties (other than the Loan I Property) and in favor of TIAA, as security for the payment and performance by the Partnership of its obligations under that certain Mortgage Note (the "Additional Note"), dated July 28, 1993, in favor of TIAA in the original principal amount of $1,500,000;

      WHEREAS, pursuant to the 1993 Modification Agreement, the Partnership executed (a) a separate Third Mortgage and Security Agreement for each of the Properties (other than the Loan I Property) in favor of TIAA (each such Third Mortgage and Security Agreement, as amended by the Supplemental Modification Agreement, is hereinafter referred to individually as a "Cross-collateral Mortgage" and collectively as the "Cross-collateral Mortgages"), and (b) a separate Subordinate Assignment of Lessor's Interest in Leases for each of the Properties (other than the Loan I Property) (each such Subordinate Assignment of Lessor's Interest in Leases, as amended by the Supplemental Modification Agreement, is hereinafter referred to individually as a "Cross-collateral Lease Assignment" and collectively as the "Cross-collateral Lease Assignments"), in each case as additional security for the payment and performance by the Partnership of its obligations under the 1993 Amended Notes, the 1993 Amended

Mortgages, the 1993 Lease Assignments and the 1993 Modification Agreement;

      WHEREAS, (i) the Original Loan I Note was amended and restated in its entirety by that certain First Amended and Restated Consolidated Note, dated as January 1, 1994, from the Partnership to TIAA, in the original principal amount of $16,366,391.61 (the "Loan I Amended Note"), (ii) the Original Loan I Mortgage was amended by that certain Consolidation, Modification, Spreader and Extension Agreement (as amended, the "Loan I Amended Mortgage"), dated as of December 23, 1994, between the Partnership and TIAA and (iii) the Original Loan I Lease Assignment was amended and restated in its entirety by that certain Amended and Restated Assignment of Lessor's Interest in Leases (the "Loan I Amended Lease Assignment");

      WHEREAS, on July 16, 1996, the Partnership converted into a limited liability company under Section 1006 of the New York Liability Company Law and is now known as the LLC;

      WHEREAS, pursuant to the Second Modification of Loans Agreement (the "Second Modification Agreement"), dated as of December 30, 1996, between the LLC and TIAA and nine (9) separate Mortgage Splitter and Modification Agreements (the "Mortgage Splitter Agreements"), each dated as of December 30, 1996, between the LLC and TIAA, the LLC and TIAA amended the terms of the loans evidenced by the Amended Notes (other than the loan evidenced by the Loan F 1993 Amended Bond) so as to, among other things, split such loans into (i) separate first mortgage loans on the Properties in the aggregate principal amount (together with the principal amount of the loan evidenced by the Loan F 1993 Amended Bond) of $185,283,477, such first mortgage loans evidenced by (a) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $10,292,001 (the "Loan A First Replacement Note"), (b) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $25,600,537 (the "Loan B First Replacement Note"), (c) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $4,462,646 (the "Loan C First Replacement Note"), (d) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $58,596,855 (the "Loan D First Replacement Note"), (e) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $15,464,970 (the "Loan E First Replacement Note"), (f) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $3,058,354 (the "Loan F First Replacement Note"), and the Loan F 1993 Amended Bond in the amount of $7,000,000, (g) the First Replacement

Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $21,552,695 (the "Loan G First Replacement Note"), (h) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $27,918,366 (the "Loan H First Replacement Note"), and (i) the First Replacement Mortgage Note, dated as of December 30, 1996, from the LLC to TIAA in the principal amount of $11,337,053 (the "Loan I First Replacement Note"; the Loan A First Replacement Note, the Loan B First Replacement Note, the Loan C First Replacement Note, the Loan D First Replacement Note, the Loan E First Replacement Note, the Loan F First Replacement Note and the Loan F 1993 Amended Bond (as such Loan F 1993 Amended Bond may be replaced by the Reduced Subordinate Replacement Note (as hereinafter defined) and as such Reduced Subordinate Replacement Note and Loan F First Replacement Note may be consolidated, amended and restated pursuant to the Amended Loan F First Replacement Note (as hereinafter defined)), the Loan G First Replacement Note, the Loan H First Replacement Note and the Loan I First Replacement Note are hereinafter sometimes referred to individually as a "First Replacement Note" and collectively as the "First Replacement Notes") and (ii) a separate subordinate mortgage loan on the Properties (other than YIDA's interest in the Loan F Property) in the aggregate principal amount of $98,637,600.31, such subordinate mortgage loan evidenced by the Subordinate Replacement Notes (as defined in the Second Modification Agreement);

      WHEREAS, pursuant to the Second Modification and the Mortgage Splitter Agreements, (i) each First Replacement Note is secured by the Existing Amended Mortgage affecting the applicable Property, as amended by the Mortgage Splitter Agreement with respect to such Property (each such mortgage being hereinafter referred to as a "First Replacement Mortgage" and all such First Replacement Mortgages being hereinafter collectively referred to as the "First Replacement Mortgages"), and (ii) the Subordinate Replacement Notes are secured by a Subordinate Replacement Mortgage and Security Agreement (the "Subordinate Replacement Mortgage"), dated as of December 30, 1996, between the LLC and TIAA covering the Properties (other than YIDA's interest in the Loan F Property);

      WHEREAS, pursuant to the Second Modification Agreement and nine (9) separate Lease Assignment Splitter and Modification Agreements (the "Lease Splitter Agreements"), each dated as of December 30, 1996, between the LLC and TIAA, (i) each First Replacement Note is also secured by the Existing Amended Lease Assignment affecting the applicable Property, as amended by the Lease Splitter Agreement with respect to such Property (each such assignment of lessor's interest in leases being hereinafter referred to as the "First Replacement Lease Assignment" and all such First Replacement Lease Assignments being hereinafter collectively referred to as the "First Replacement Lease Assignments"), and (ii) the Subordinate Replacement Notes are also secured by a Subordinate Replacement Assignment of Lessor's Interest in Leases (the "Subordinate Replacement Lease Assignment"), dated as of December 30, 1996, between the LLC and TIAA covering the Properties (other than YIDA's interest in the Loan F Property);

      WHEREAS, pursuant to the Second Modification Agreement, (i) the terms of each of the Cross-collateral Mortgages and the Cross-collateral Assignments were amended pursuant to separate First Amendments to Third Mortgage and Security Agreement and to Subordinate Assignment of Lessor's Interest in Leases, each dated as of December 30, 1996, between the LLC and TIAA so as to, among other things, secure the First Replacement Notes and to incorporate amendments necessary to reflect the changes in loan terms contemplated by the Second Modification Agreement and by the First Replacement Notes (as so amended the "Loan A-H Cross-collateral Mortgages" and the "Loan A-H Cross-collateral Assignments", respectively) and (ii) a new cross-collateral mortgage and security agreement (the "Loan I Cross-collateral Mortgage"; the Loan A-H Cross-collateral Mortgages and the Loan I Cross-collateral Mortgage are hereinafter collectively referred to as the "Amended Cross-collateral Mortgages") and a new subordinate assignment of lessor's interest in leases (the "Loan I Cross-collateral Lease Assignment"; the Loan A-H Cross-collateral Assignments and the Loan I Cross-collateral Lease Assignment are hereinafter collectively referred to as the "Amended Cross-collateral Lease Assignments") on the Loan I Property was executed by the LLC as additional security for the First Replacement Notes;

      WHEREAS, simultaneously with the execution and delivery hereof, the LLC is acquiring title to the portion of the Loan F Property owned by YIDA;

      WHEREAS, simultaneously with the execution and delivery hereof, the LLC is transferring the Properties to the Borrowers and simultaneously therewith the LLC is prepaying in its entirety the Additional Note and the Loan F 1993 Amended Bond and is prepaying the amount outstanding on the Subordinate Replacement Notes in excess of $7,000,000 (the remaining $7,000,000 principal amount of the Subordinate Replacement Notes shall be evidenced by the Subordinate Replacement Mortgage Note, dated December 30, 1996, from the LLC to TIAA in the original principal amount of $7,141,646 and as so reduced shall hereinafter be referred to as the "Reduced Subordinate Replacement Note") (the "Principal Prepayment") and is making certain other payments to TIAA in connection with the transactions contemplated hereby;

      WHEREAS, as a condition to such transfer of the Properties, the Borrowers have agreed to assume the First Replacement Notes (subject to the non-recourse provisions expressly set forth therein);

      WHEREAS, TIAA and Borrowers desire to consolidate the Loan F First Replacement Note and the Reduced Subordinate Replacement Note so as to form a single first indebtedness of $10,058,354 (as so consolidated, the "Amended Loan F First Replacement Note") and to consolidate, modify and spread the primary mortgages securing such notes; and

      WHEREAS, TIAA and the Borrowers desire to amend and restate in their entirety the First Replacement Mortgages, the First Replacement Lease Assignments, the Amended Cross-collateral Mortgages and the Amended Cross-collateral Lease Assignments.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the LLC, the Borrowers, and TIAA hereby agree as follows:

      1. Assumption of the First Replacement Notes. Cali CW hereby assumes the Loan A First Replacement Note and the Loan B Replacement Note. Cali MW hereby assumes the Loan C First Replacement Note and the Loan G First Replacement Note. Elmsford Realty, Cali CW, Cali SW, Cali WP and Cali MW each hereby jointly and severally assumes the Loan D First Replacement Note. Cali WP hereby assumes the Loan E First Replacement Note and the Loan H First Replacement Note. Cali CW and Cali SW each hereby jointly and severally assumes the Loan F First Replacement Note and the Reduced Subordinate Replacement Note. Talleyrand Realty hereby assumes the Loan I First Replacement Note. Each of the Borrowers agrees to be personally bound for such performance pursuant to the First Replacement Notes to the same extent as if said instruments had originally been executed by the Borrowers, subject to the non-recourse provisions contained therein and herein. In connection with such assumption, TIAA and the Borrowers are, simultaneously with the execution and delivery of this Agreement, executing and delivering (a) Amended and Restated First Replacement Mortgage and Security Agreements, each in the form of Exhibit J-1 attached hereto (the "Amended and Restated First Replacement Mortgages"), for each of the Properties, amending and restating in its entirety each of the First Replacement Mortgages, (b) Amended and Restated First Replacement Assignment of Lessor's Interest in Leases, each in the form of Exhibit J-2 attached hereto (the "Amended and Restated First Replacement Lease Assignments"), for each of the Properties, amending and restating in its entirety each of the First Replacement Lease Assignments, (c) Amended and Restated Cross-collateral Mortgage and Security Agreements, each in the form of Exhibit J-3 attached hereto (the "Amended and Restated Cross-collateral Mortgages"), for each of the Properties, amending and restating in its entirety each of the Amended Cross-collateral Mortgages, (d) Amended and Restated Cross-collateral Assignment of Lessor's Interest in Leases, each in the form of Exhibit J-4 attached hereto (the "Amended and Restated Cross-collateral Lease Assignments"), for each of the Properties, amending and restating in its entirety each of the Amended Cross-collateral Lease Assignments, (e) Consolidation, Spreader and Modification Agreement in the form of Exhibit J-5 attached hereto among Cali CW, Cali SW and TIAA, and (f) Amended and Restated First Replacement Mortgage Note in the form of Exhibit J-6 attached hereto (the "Amended Loan F First Replacement Note") from Cali CW and Cali SW to TIAA, the Borrowers shall execute and deliver such additional security documents, including, without limitation, amendments to all existing or new Uniform Commercial Code Financing Statements, as TIAA may reasonably request. Promptly after the execution and delivery thereof, the Borrowers shall cause this Agreement and related security documents to be duly recorded or filed in the appropriate County Recorder's or Secretary of State's offices and shall pay all recording, registration, filing fees and other charges in connection therewith. This Agreement, the First Replacement Notes, the Amended and Restated First Replacement Mortgages, the Amended and Restated First Replacement Lease Assignments, the Amended and Restated Cross-collateral Mortgages, the Amended and Restated Cross-collateral Lease Assignments, and the additional security documents executed by the Borrowers are hereinafter referred to collectively as the "Loan Documents". TIAA and the Borrowers acknowledge that from and after the execution and delivery of this Agreement, the terms of the loans from TIAA to Borrowers, and the Borrowers obligations to TIAA with respect to such loans, shall be governed by the Loan Documents and the Environmental Indemnity (as hereinafter defined). All references in the Loan Documents to the "First Replacement Notes" shall be deemed to refer to the First Replacement Notes as defined herein.

      2. The Second Mortgage and Subordinate Replacement Mortgage. The parties acknowledge that the Principal Prepayment represents the amounts due under the Additional Note, and secured by the Second Mortgage and Subordinate Assignment, and the amounts due under the Subordinate Replacement Note and secured by the Subordinate Replacement Mortgage and the Subordinate Replacement Lease Assignment. Simultaneously with the execution and delivery hereof, TIAA will cause the necessary satisfactions, releases and termination statements related to the Additional Note, the Second Mortgage, the Subordinate Assignment, the Subordinate Replacement Notes, the Subordinate Replacement Mortgage and the Subordinate Replacement Lease Assignment and related security documents to be executed and delivered to the LLC and the LLC will cause such documents to be duly recorded or filed in the appropriate county or secretary of state's offices in New York.

      3. Termination of YIDA Documents. Simultaneously with (or prior to) the execution and delivery of this Agreement, YIDA, the LLC and TIAA, as appropriate, shall enter into the Lease Termination Agreement in the form of Exhibit K attached hereto (the "YIDA Lease Termination Agreement"), pursuant to which the Amended YIDA Lease and certain security documents relating thereto shall be terminated. Promptly after the execution and delivery thereof, the LLC shall cause the YIDA Lease Termination Agreement to be duly recorded or filed in the appropriate county or secretary of state's offices in New York and shall pay all recording, registration and filing fees and other charges, if any, in connection therewith. As a result of the execution and delivery of the above-described documents, YIDA shall no longer have any interest in the Loan F Property and the loans and security agreements for such Loan F Property shall be directly between TIAA and Cali CW and Cali SW.

      4. INTENTIONALLY OMITTED

      5. Recourse Loan. Cali Realty, LP ("CRLP") shall have the right to cause the loans evidenced by the First Replacement Notes to be refinanced through a senior unsecured publicly registered and rated recourse loan by TIAA to CRLP (the "Recourse Loan"), provided that such conversion right shall be subject to various closing conditions to be agreed upon by TIAA and CRLP, each party acting reasonably, including, without limitation, the preparation of acceptable loan documents, the rating of such Recourse Loan as BBB- or better by Standard & Poor's (or the equivalent rating by Moody's Investors Services) and by either Fitch Investor Services or Duff & Phelps (or such organization's equivalent rating), there being no material adverse change in the financial condition of CRLP, and there being no Event of Default or event which, with the passage of time or the giving of notice of both, would be an Event of Default under the Loan Documents or the documents to evidence such Recourse Loan. If CRLP elects to enter into the Recourse Loan, such Recourse Loan shall be on the terms and conditions set forth on the term sheet attached hereto as Exhibit L or on such other terms and conditions as shall be acceptable to CRLP and TIAA and which are customary for debt issuances by public real estate investment trusts owning properties similar to the Properties which debt issuances have been rated by Standard & Poor's (or Moody's Investor Services) and have a rating comparable to the rating on the Recourse Loan. TIAA and each of the Borrowers agree that any reference in the First Replacement

Notes to Paragraph 7 of the Second Modification Agreement shall, from and after the date hereof, be deemed to refer to this Paragraph 5.

      6. Prepayment. The First Replacement Notes shall be prepayable in their entirety (except partial prepayments shall be permitted as set forth in Paragraph 12 of the Second Modification Agreement) at any time from and after the date hereof upon delivery to TIAA of not less than fifteen (15) (nor more than sixty (60)) days prior written notice by the Borrower of their intent to prepay the First Replacement Notes and upon payment to TIAA of a prepayment premium as set forth in the First Replacement Notes, all as more fully set forth in the First Replacement Notes, provided that no prepayment premium shall be required in connection with the refinancing of the First Replacement Notes pursuant to the terms set forth in Paragraph 5 hereof. Upon default by any Borrower and following the acceleration of maturity of any First Replacement Note, a tender of payment of the amount necessary to satisfy the entire indebtedness (including sale under any power of sale contained in the security documents) or during any redemption period after foreclosure, by any Borrower, its successors or assigns, or by any one on behalf of any Borrower, its successors or assigns, shall constitute an evasion of the prepayment privilege and shall be deemed to be a prepayment of the First Replacement Notes and such prepayment, to the extent permitted by law, will therefore include a premium required under the prepayment privilege set forth in the First Replacement Notes.

      7. Non-Recourse. Notwithstanding any provisions in this Agreement, the First Replacement Notes or in the Loan Documents, it is expressly understood and agreed that if TIAA at any time takes action to enforce the collection of amounts owing under the First Replacement Notes or the Loan Documents, TIAA will proceed to foreclose the Amended and Restated First Mortgages and/or the Amended and Restated Cross-collateral Mortgages and to exercise its remedies with respect to collateral securing the First Replacement Notes. If, as a result of such foreclosure and sale of the property described therein, a lesser sum is realized therefrom than the amount then due and owing under the First Replacement Notes and any document securing the First Replacement Notes, TIAA will never institute any action, suit, claim or demand in law or in equity against the Borrowers or the partners of the Borrowers or any directors, officers, shareholders or employees of the Borrowers or the partners of Borrowers seeking personal liability for or on account of such deficiency.

      Nothing contained in the immediately preceding paragraph will in any way affect or impair (i) the lien of the

Amended and Restated First Replacement Mortgages, the Amended and Restated Cross-collateral Mortgages or any lien on other collateral, TIAA's ability to foreclose the Amended and Restated First Replacement Mortgages, the Amended and Restated Cross-collateral Mortgages or any lien on other collateral, or any representation or warranty of title made by any Borrower, all of which will remain in full force and effect and inure to the benefit of TIAA and to the benefit of any insurer of title to a Property; (ii) TIAA's rights under any master lease, any indemnity agreement or any guarantee given by any Borrower or the partners of any Borrower to TIAA in connection with the indebtedness evidenced by the First Replacement Notes; (iii) TIAA's right to present and collect on any letter of credit in connection with the indebtedness evidenced by the First Replacement Notes; or (iv) any Borrower's personal liability for the indebtedness evidenced by any of the First Replacement Notes if at the time of acceleration of the indebtedness or foreclosure of the Amended and Restated First Replacement Mortgages or the Amended Cross-collateral Mortgages and sale of a Property, such Borrower is in default under any of the provisions of Sections 62, 63 or 64 of any of the Amended and Restated First Replacement Mortgages or the Amended and Restated Cross-collateral Mortgages (such sections relating to Environmental Laws as defined therein) and such default has an adverse effect on the value of such Property, but such personal liability shall be only to the extent of the loss in value of such Property resulting from such failure to comply with the provisions of such sections. Further, the following are excluded and excepted from the provisions of the immediately preceding paragraph and TIAA may recover personally against the Borrowers for the following:

         (1) all losses, damages or liabilities suffered by TIAA arising out of any fraud or willful or intentional misrepresentation by the any Borrower or any of the Borrower's partners, members or principals of any Borrower in connection (i) with any Borrower's performance or fulfillment of any of TIAA's conditions to or requirements in advancing the indebtedness evidenced by the First Replacement Notes or otherwise with any Borrower's inducements to TIAA to advance such indebtedness; (ii) with the execution and delivery of any of the documents evidencing or securing the indebtedness evidenced by the First Replacement Notes; (iii) with the making of any representations or warranties (which are in addition to the representations and warranties of title in the Amended and Restated First Replacement Mortgages or the Amended and Restated Cross-collateral Mortgages covered under the preceding paragraph) contained in any of the documents evidencing or securing the indebtedness evidenced by the First Replacement Notes; or (iv) with any Borrower's performance of any of its obliga-tions under any of the documents evidencing or securing the indebtedness evidenced by the First Replacement Notes;

         (2) all rents and other revenues, payments or reimbursements ("Income") of any kind whatsoever (including all payments and contributions from tenants for taxes, insurance, operating expenses and common area maintenance charges) derived from a Property after a default by any Borrower (whether or not notice of such default has been given) under any of the documents evidencing or securing the indebtedness evidenced by the First Replacement Notes or on deposit on the date such default occurs in one or more accounts used by any Borrower or any Borrower's agents, representatives or property manager in connection with the operation of a Property, except to the extent properly applied (as documented by evidence reasonably satisfactory to TIAA) to the normal and customary expenses and operations of a Property;

         (3) all security deposits collected by any Borrower (or any of such Borrower's predecessors) and not properly refunded to tenants and all advance rents collected by a Borrower (or any of such the Borrower's predecessors) and not properly applied in due course; proper refunding or application must be documented by evidence reasonably satisfactory to TIAA;

         (4) the replacement cost of any items of personalty or any fixtures removed from a Property, and not replaced with personalty or fixtures of a like kind, value and utility, after any Borrower defaults under any of the documents evidencing or securing the indebtedness evidenced by the First Replacement Notes;

         (5) all losses, damages or liabilities suffered by TIAA arising from any acts of commission or omission by any Borrower that result in waste upon a Property;

         (6) all payments made by TIAA to discharge mechanic's liens, materialmen's liens or any other liens arising from work performed on or materials delivered to a Property prior to foreclosure of the Amended Restated First Replacement Mortgage or the Amended and Restated Cross-collateral Mortgage and sale of a Property but only to the extent TIAA had advanced funds to such Borrower to pay for such work or materials and has not been reimbursed therefor; and

         (7) any insurance or condemnation proceeds attributable to a Property that are not applied in accordance with the terms of the Amended and Restated First Replacement

   Mortgage or the Amended and Restated Cross-collateral Mortgage and any insurance or condemnation proceeds attributable to a Property that were not paid to TIAA when and to the extent required under the terms of the Amended and Restated First Replacement Mortgages or the Amended and Restated Cross-collateral Mortgages.

      The provisions of this Paragraph 7 shall not be deemed to diminish or limit the liability of an indemnitor under that certain Environmental Indemnity dated as of even date herewith from Borrowers and CRLP to TIAA given to indemnify TIAA against any loss TIAA may incur by reason of a failure to comply with any Environmental Laws.

      8. Representations and Warranties of the Borrowers and the LLC.

      (a) In order to induce TIAA to enter into this Agreement, the Borrowers hereby jointly and severally warrant and represent to TIAA as follows:

         (i) Each Borrower is a duly organized and validly existing limited partnership organized under the laws of the State of Delaware, has all requisite power and authority to execute and deliver this Agreement and all other documents and instruments to be executed and delivered by it hereunder, and to perform its obligations hereunder and under such other documents and instruments in order to assume all of the obligations of the LLC and the Partnership as set forth in the Loan Documents in accordance with the terms and conditions hereof. All necessary actions of the partners of each Borrower to confer such power and authority upon the persons executing this Agreement and all documents which are contemplated by this Agreement on its behalf have been taken.

         (ii) This Agreement and the agreements and other documents to be executed and delivered by each of the Borrowers hereunder, when duly executed and delivered, will be the legal, valid and binding obligation of such Borrower, enforceable in accordance with their terms. The performance by each Borrower of each of its duties and obligations under this Agreement and the documents and instruments to be executed and delivered by each of them hereunder will not conflict with, or result in a breach of, or default under, any provision of any of the organizational documents of each Borrower or any agreements, instruments, decrees, judgments, injunctions, orders, writs, laws, rules or regulations, or any determination or award of any court or arbitrator, to which each Borrower is a party or by which each of its assets are or may be bound.

         (iii) Each Borrower has furnished to TIAA a true and complete copy of its Partnership Agreement, as amended to date, and of the Partnership Agreement of CRLP as amended to date.

         (iv) No action, suit, claim, investigation or proceeding, whether legal or administrative or in meditation or arbitration, is pending or, to best knowledge of each Borrower, threatened, at law or in equity, against any of the Borrowers before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which would prevent any of the Borrowers from performing their respective material obligations pursuant to this Agreement or the Loan Documents. There are no judgments, decrees or orders entered on a suit or proceeding against any Borrower, an adverse decision in which might, or which judgment, decree or order does, adversely affect the ability of any Borrower to perform its respective material obligations pursuant to this Agreement or the Loan Documents, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying of this Agreement or the transactions contemplated hereby.

         (v) The execution and delivery of this Agreement and the documents contemplated hereby and the performance by each Borrower of its respective obligations hereunder and thereunder do not and will not conflict in any material respect with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental entity with jurisdiction over any Borrower, including, without limitation, the United States of America, the States of New York and New Jersey or any political subdivision of any of the foregoing, or any decision or ruling of any arbitrator to which any Borrower is a party or by which any Borrower is bound or affected.

         (vi) The sole general partner of each Borrower is a wholly-owned subsidiary of the REIT and the sole limited partner of each Borrower is CRLP.

         (vii) None of the REIT, CRLP or any Borrower has made a general assignment for the benefit of creditors, filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by either of the REIT's, CRLP's or any Borrower's creditors, suffered the appointment of a receiver to take possession of all, or substantially all, of the REIT's, CRLP's or any Borrower's assets, suffered the attachment or other judicial seizure of all, or substantially all, of the REIT's, CRLP's or any Borrower's assets, admitted in writing its inability to pay its debts as they come due or made an offer of settlement, extension or composition to its creditors generally.

      (b) In order to induce TIAA to enter into this Agreement, the LLC hereby represents and warrants to TIAA as follows (it being acknowledged that the following are representations and warranties made by the LLC for the benefit of TIAA and that any failure of such representations and warranties to be true and correct shall not constitute a default under the Loan Documents):

         (i) The LLC is a limited liability company duly formed and validly existing under the laws of the State of New York.

         (ii) The LLC has full power and authority to execute and deliver this Agreement and to perform all transactions (including the execution and delivery of all documents) required of the LLC for the performance of this Agreement. This Agreement has been duly authorized and, when executed and delivered, shall constitute the legal, valid and binding obligation of the LLC, enforceable in accordance with its terms. Prior to or on the date of this Agreement, all transactions required by this Agreement to be performed as of such date by the LLC shall have been duly accomplished, all documents required by this Agreement to be executed and delivered by the LLC shall have been duly authorized, executed and delivered and all such documents shall be enforceable in accordance with their terms.

         (iii) The execution and delivery of this Agreement and the performance by the LLC of all transactions required by this Agreement (including the execution and delivery of all documents required by this Agreement to be executed and delivered by the LLC):

         (x) do not breach any contractual covenants or restrictions between the LLC and any third party and do not conflict with the any federal, state or local laws and the rules and regulations promulgated thereunder;

         (y) do not require any consent or approval of any public or private authority; and

         (z) are not threatened with invalidity or unenforceability by any action, proceeding (including, without limitation, bankruptcy or insolvency proceed-

         ings) or investigation pending or presently threatened by or against the LLC.

      9. Transfer, Pledge and Assignment of Company Interests. Without the prior written consent of TIAA, CRLP and the REIT shall be prohibited from, directly or indirectly, transferring, pledging or assigning, in one or more transactions, any of their respective interests in the Borrowers, provided that it is understood and agreed that the prior written consent of TIAA shall not be required for any transfer or conveyance to one or more wholly-owned subsidiaries of CRLP or the REIT.

      10. Partial Releases. If any Borrower shall desire to sell, transfer or otherwise convey its interest in any Property, or any portion thereof, to an unaffiliated third party, such Borrower shall have the right to obtain a partial release of the Amended and Restated First Replacement Mortgage and the Amended and Restated Cross-collateral Mortgage and the other Loan Documents encumbering such Property, or portion thereof, subject in each case to the terms and conditions as set forth in this Paragraph 10. A partial release shall only be permitted with respect to the properties listed on Schedule II attached hereto and such properties may not be further subdivided for purposes of this Paragraph
10. In order to qualify for a partial release of the Amended and Restated First Replacement Mortgage and the Amended and Restated Cross-collateral Mortgage encumbering such Property, or portion thereof, the Borrower must satisfy all of the following conditions:

      (a) As of the release date, there shall be no Event of Default or condition or event which, with the giving of notice or the expiration of time, or both, would constitute an Event of Default under any of the Loan Documents;

      (b) TIAA shall have received, not less than 15 days prior to the proposed release date (the "Release Date"), a written request for such release from the Borrower that owns the applicable Property, or portion thereof, which notice shall specify the Property, or portion thereof, proposed to be released and the proposed release payment pursuant to this Paragraph 10.

      (c) TIAA shall have received pursuant to this Paragraph 10 with respect to the requested release of the Property in question, or portion thereof, a prepayment of the First Replacement Note secured by a first mortgage on such Property (or portion thereof) in an amount equal to the amount set forth on Schedule II attached hereto with respect to such Property (or portion thereof) plus any accrued interest on the amount of such prepayment and the prepayment premium, if any, thereon in accordance with the terms of such First Replacement Note;

      (d) TIAA shall have received such title reports and endorsements to the title insurance policies issued in connection with the Amended and Restated First Replacement Mortgages and the Amended and Restated Cross-collateral Mortgages as TIAA shall reasonably require and as shall be reasonably available confirming that the release of the Property (or portion thereof) will not affect the title insurance issued to TIAA on the remaining Properties;

      (e) TIAA shall be reasonably satisfied that the release of the Property in question, or a portion thereof, will not result in a violation in any applicable legal requirements relating to the building code and zoning laws with respect to the Properties remaining as collateral for the First Replacement Notes and that the Property, or a portion thereof, to be released constitutes a separate tax lot;

      (f) All of TIAA's reasonable legal, title, recording and other transaction costs with respect to such requested release (including attorney fees and expenses) shall be paid by the Borrower requesting such release; and

      (g) If after the date hereof any entity shall guaranty all or any portion of the indebtedness evidenced by the First Replacement Notes or the Loan Documents, such guarantor shall have agreed that the release of the Property will not affect the terms of its Guaranty.

      Upon the satisfaction of all of the foregoing conditions, TIAA shall execute and deliver to the applicable Borrower on the Release Date a partial release or partial assignment (without representation or warranty by TIAA and without recourse to TIAA) of the First Replacement Mortgage and the Amended and Restated Cross-collateral Mortgage and the other Loan Documents encumbering the Property (or portion thereof) to be released, such partial release to cover the portion of the Property to be released as set forth above and to be in a form reasonably satisfactory to TIAA. TIAA and each of the Borrowers agree that any reference in the First Replacement Notes to Paragraph 12 of the Second Modification Agreement shall, from and after the date hereof, be deemed to refer to this Paragraph 10.

      11. Environmental Indemnity. Simultaneously with the execution and delivery of this Agreement, each Borrower and CRLP shall, in consideration of the execution and delivery of this Agreement by TIAA, execute and deliver to TIAA an environmental indemnity agreement in the form of Exhibit M attached hereto (the "Environmental Indemnity").

      12. RMC Escrow Agreement. Pursuant to the 1993 Modification Agreement, the Partnership established the Impound Escrow Account and the RMC Escrow Account(as such terms are defined in the 1993 Modification Agreement). Simultaneously with the execution and delivery of this Agreement, the Impound Escrow Account and the RMC Escrow Account will be terminated pursuant to a Termination of Escrow Agreements in the form of Exhibit N attached hereto and the proceeds thereof will be released to the LLC.

      13. Lockbox Account. Pursuant to the 1993 Modification Agreement, the Partnership established a Lock-Box Account with the Bank (as such terms are defined in the 1993 Modification Agreement). Simultaneously with the execution and delivery of this Agreement, the Lock-Box Account shall be terminated and TIAA, the Bank and the LLC shall enter into a Termination of Lock-Box Agreements in the form of Exhibit O attached hereto.

      14. Letter Agreement. Simultaneously with the execution hereof the Borrowers and TIAA shall enter into a side letter substantially in the form of Exhibit P attached hereto, which shall address certain issues regarding the transaction contemplated herein, including but not limited to press releases issued by any of the Borrowers and/or CRLP and late charges payable under the First Replacement Notes.

      15. Miscellaneous. References in this Agreement to any document or agreement shall also include any subsequent amendment, modification, restatement, consolidation or replacement thereof. Except as expressly set forth in this Agreement, this Agreement supersedes in its entirety the Second Modification Agreement. This Agreement may be executed in counterparts. If any provision of the Loan Documents or other documents delivered in connection therewith is inconsistent with or contrary to any provision of this Agreement, the provision of this Agreement shall control and prevail over such inconsistent or contrary provision in such other document.

      IN WITNESS WHEREOF, the LLC, the Borrowers and TIAA have executed and delivered this Assumption of Loans Agreement as of the date and year first above written.


                                            ROBERT MARTIN COMPANY, LLC


                                            By /s/ Robert F. Weinberg
                                               ---------------------------------
                                               Name:  Robert F. Weinberg
                                               Title: Manager


                                            CALI CW REALTY ASSOCIATES L.P.


                                            By: Cali Sub XIII, Inc.,
                                                  its sole general partner


                                            By /s/ Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title: V.P. and General Counsel


                                            ELMSFORD REALTY ASSOCIATES L.P.


                                            By: Cali Sub XIII, Inc.,
                                                  its sole general partner


                                            By  /s/  Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title: V.P. and General Counsel


                                            TALLEYRAND REALTY ASSOCIATES L.P.

                                            By: Cali Sub XIII, Inc.,
                                                  its sole general partner


                                            By /s/ Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title: V.P. and General Counsel

                                            CALI MID-WEST REALTY ASSOCIATES L.P.

                                            By: Cali Sub XIV, Inc.,
                                                  its sole general partner


                                            By /s/ Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title:  V.P. and General Counsel


                                            CALI SO. WEST REALTY ASSOCIATES L.P.

                                            By: Cali Sub XIV, Inc.,
                                                  its sole general partner


                                            By /s/  Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title:  V.P. and General Counsel


                                            CALI WP REALTY ASSOCIATES L.P.

                                            By: Cali Sub XIV, Inc.,
                                                  its sole general partner


                                            By /s/  Roger W. Thomas
                                               ---------------------------------
                                               Name:  Roger W. Thomas
                                               Title:  V.P. and General Counsel


                                            TEACHERS INSURANCE AND ANNUITY
                                              ASSOCIATION OF AMERICA


                                            By /s/  Mark DePrima
                                               ---------------------------------
                                               Name:  Mark DePrima
                                               Title:  Associate Director

                                   EXHIBIT J-6

           FORM OF AMENDED AND RESTATED LOAN F FIRST REPLACEMENT NOTE

                           AMENDED AND RESTATED FIRST
                            REPLACEMENT MORTGAGE NOTE

$10,058,354                                       New York, New York
                                                  January ___, 1997

            FOR VALUE RECEIVED, the undersigned, CALI CW REALTY ASSOCIATES L.P., a New York limited partnership, and CALI SO. WEST REALTY ASSOCIATES L.P., a New York limited partnership, each having offices at 11 Commerce Drive, Cranford, New Jersey 07016 (jointly and severally, "Maker"), jointly and severally promise to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Holder"), a New York corporation, or order, during regular business hours at its offices at 730 Third Avenue, New York, New York 10017, or at such other place as may be designated from time to time in writing by Holder, the principal sum of TEN MILLION FIFTY-EIGHT THOUSAND THREE HUNDRED FIFTY-FOUR ($10,058,354) DOLLARS, or so much thereof as may have been advanced hereunder, together with Fixed Interest (as hereinafter defined) on so much thereof as is from time to time outstanding and unpaid, all in lawful money of the United States of America which shall at that time be deemed to be legal tender in payment of all debts and dues, public and private. The principal amount hereof, and the Fixed Interest, shall be paid by Maker to Holder as set forth below.

            1. Definitions. As used in this Note, the following terms shall have the following meanings.

            "Applicable Rate" shall mean a rate of interest equal to 7.18% per annum.

            "Consolidation Agreement" shall mean the Consolidation, Spreader and Modification Agreement, dated as of the date hereof, between Maker and Holder

            "Cross-Collateral Mortgages" shall have the meaning specified in
      Section 13.

            "Default Discount Rate" shall mean the Discount Rate (as hereinafter defined) less 300 basis points.

            "Default Rate" shall mean twelve percent (12%) per annum.

            "Discounted Value" shall mean the discounted value of a Note Payment (as hereinafter defined), based on the following formula:

                        NP
                    -----------
                    (1 + R/12)^n   =   Discounted Value

            NP = Amount of Note Payment

            R = Discount Rate or Default Discount Rate, as the case may be.

            n = The number of months between the date of prepayment and the Maturity Date (as hereinafter defined), rounded to the nearest integer.

            "Discount Rate" shall mean the sum of (a) the yield on a U.S. Treasury issue selected by Holder, as published by The Wall Street Journal, two (2) weeks prior to a permitted Payment Date (as hereinafter defined) having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date and a coupon interest rate corresponding (or most closely corresponding, if not identical) to the rate of interest on this Note and (b) 1%.

            "Fixed Interest" shall have the meaning specified in Section 2.

            "Holder" shall mean Teachers Insurance and Annuity Association of America, a New York corporation.

            "Loan Documents" shall have the meaning set forth in the Third Loan Modification Agreement.

            "Maker" shall mean, jointly and severally, CALI CW REALTY ASSOCIATES L.P., a New York limited partnership, and CALI SO. WEST REALTY ASSOCIATES L.P., a New York limited partnership.

            "Maturity Date" shall mean December 31, 2003.

            "Mortgage" shall mean the mortgages identified on Schedule I attached hereto, as consolidated, amended and restated in their entirety by Amended and Restated Consolidated First Replacement Mortgage, dated as of the date hereof, between Maker and Holder, covering certain property described therein and located in Greenburgh and Yonkers, New York.

            "Mortgaged Property" shall have the meaning specified in the Granting Clauses of the Mortgage.

            "Note Payments" shall mean any payments of Fixed Interest and principal under this Note, but does not include other payments under this Note or the Loan Documents such as late payment charges, interest paid at the Default Rate, escrow payments or payments made as reimbursement for sums expended by Holder under the terms of the Loan Documents, whether or not those sums expended are deemed added to principal pursuant to the terms of the Loan Documents.

            "Other Replacement Notes" shall mean (a) the First Replacement Mortgage Note, dated December 30, 1996, from Robert Martin Company, LLC (the "LLC") to Holder, in the principal amount of $10,292,001, (b) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $25,600,537, (c) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $4,462,646, (d) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $15,464,970, (e) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $58,596,855,
      (f) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $21,552,695, (g) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $27,918,366 and (h) the First Replacement Mortgage Note, dated December 30, 1996, from the LLC to Holder, in the principal amount of $11,337,053.

            "Payment Date" shall mean the Maturity Date or any earlier date on which there is a voluntary or involuntary prepayment of this Note, including any payment or prepayment of this Note after acceleration or otherwise.

            "Prepayment Date" shall mean the date on which any principal evidenced by this Note, the accrued Fixed Interest thereon and all other sums then due and owing under the Loan Documents are paid.

            "Prepayment Premium" shall mean the amount by which the sum of the Discounted Value of Note Payments, calculated at the Discount Rate exceeds the principal balance of this Note on the Prepayment Date, provided that
      (a) if such Prepayment Premium is being calculated in connection with a prepayment of this Note following the occurrence of an Event of Default under the Loan Documents the Default Discount Rate shall be used in lieu of the Discount Rate, and (b) in the case of a partial prepayment of this
      Note in accordance with Paragraph 10 of the Third Loan Modification Agreement, the Note

      Payments shall be calculated based upon the principal amount being prepaid and the Fixed Interest thereon.

            "Properties" shall have the meaning specified in the Third Loan Modification Agreement.

            "Replacement Notes" shall mean this Note and the Other Replacement Notes.

            "Third Loan Modification Agreement" shall mean the Third Modification and Assumption of Loans Agreement, dated as of the date hereof, among the LLC, Maker, certain other subsidiaries of Cali Realty L.P. and Holder.

            2. Fixed Interest; Payments of Fixed Interest. From and after the date hereof, fixed interest shall accrue on the principal balance outstanding hereunder at the Applicable Rate (the "Fixed Interest").

            Maker shall make payments on account of Fixed Interest to Holder, at the address and in the manner specified above, in arrears on the first day of each calendar month commencing on January 1, 1997 and continuing through and including December 1, 2003.

            3. Maturity Date. The entire unpaid principal balance of this Note, together with all unpaid Fixed Interest and all sums due hereunder and under the Mortgage shall be due and payable on the Maturity Date.

            4. Prepayment. (a) Maker shall have no right, power or privilege to prepay this Note in whole or in part except as expressly set forth herein. From and after the date hereof, Maker shall be entitled to prepay the entire (but not less than the entire, provided that after the Transfer Date partial prepayments of this Note shall be permitted in accordance with paragraph 10 of the Third Loan Modification Agreement) principal balance of this Note on not less than fifteen (15) days' prior written notice to Holder, together with all unpaid Fixed Interest and all other sums then due and owing under this Note and the Mortgage, upon the payment of an amount equal to the Prepayment Premium, provided that, except with respect to partial prepayments under Paragraph 10 of the Third Loan Modification Agreement, simultaneously with any such prepayment Maker shall also prepay all of the Other Replacement Notes in accordance with their respective terms. Notwithstanding the aforesaid to the contrary, no Prepayment Premium shall be required in connection with (x) a refinancing of this Note pursuant to Paragraph 5 of the Third Loan Modification Agreement, or
(y) so long as no Event
of Default has occurred and is continuing, a prepayment of this Note occurring on or after October 1, 2003.

            (b) Maker specifically acknowledges and agrees that if all or any part of the indebtedness evidenced hereby shall be paid prior to the Maturity Date for any reason whatsoever, whether such payment is voluntary or involuntary and whether or not such payment arising by virtue of (i) the exercise by Maker of the prepayment privilege, if any, expressly reserved in this Note, or (ii) a default by Maker hereunder or under the Mortgage or any other document evidencing or securing the loan evidenced hereby or a default arising from the failure for any reason of Maker to pay the principal balance of this Note after giving Holder written notice of its intention to make such prepayment, then such payment, except as set forth in clause (a) above, shall include an amount equal to the Prepayment Premium. No Prepayment Premium shall be due in connection with a prepayment of the whole or any part of this Note from insurance proceeds or condemnation awards.

            (c) MAKER HEREBY FURTHER SPECIFICALLY ACKNOWLEDGES AND AGREES THAT
(A) THE PREPAYMENT PREMIUM IS REASONABLE IN AMOUNT, (B) THE PREPAYMENT PREMIUM SHALL BE PAID WITHOUT PREJUDICE TO THE RIGHT OF HOLDER TO COLLECT ANY OTHER AMOUNTS PROVIDED TO BE PAID HEREUNDER OR UNDER THE MORTGAGE OR ANY OTHER DOCUMENT EVIDENCING OR SECURING THE LOAN EVIDENCED HEREBY, (C) ANY TENDER OF PAYMENT BEFORE THE MATURITY DATE FOR ANY REASON WHATSOEVER (EXCEPT IN CONNECTION WITH HOLDER'S APPLICATION, IF ANY, OF INSURANCE PROCEEDS OR CONDEMNATION AWARDS TO REDUCE THE OUTSTANDING PRINCIPAL BALANCE HEREOF AND EXCEPT AS PROVIDED IN CLAUSE (a) ABOVE) OF ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED HEREBY SHALL INCLUDE THE PREPAYMENT PREMIUM, (D) HOLDER SHALL BE ENTITLED TO BID ALL OR A PORTION OF THE PREPAYMENT PREMIUM AT ANY FORECLOSURE SALE UNDER THE MORTGAGE,
(E) IF AN EVENT OF DEFAULT OCCURS HEREUNDER OR UNDER THE MORTGAGE OR ANY OTHER DOCUMENT EVIDENCING OR SECURING THE LOAN EVIDENCED HEREBY, HOLDER SHALL BE ENTITLED TO DAMAGES FOR THE DETRIMENT CAUSED THEREBY, BUT THAT IT IS EXTREMELY DIFFICULT AND IMPRACTICAL TO ASCERTAIN THE EXTENT OF SUCH DAMAGES AND THAT THE PREPAYMENT PREMIUM IS A REASONABLE ESTIMATE OF SUCH DAMAGE, AND (F) NOTHING CONTAINED HEREIN OR IN THE MORTGAGE SHALL BE DEEMED TO MEAN THAT MAKER HAS ANY RIGHT TO PAY ALL OR ANY PART OF THE INDEBTEDNESS EVIDENCED HEREBY PRIOR TO THE MATURITY DATE EXCEPT FOR THE PRIVILEGE EXPRESSLY RESERVED TO SO PREPAY, AS SET FORTH IN THIS NOTE.

            MAKER HEREBY ACKNOWLEDGES AND AGREES THAT HOLDER WOULD NOT LEND TO MAKER THE LOAN EVIDENCED BY THIS NOTE WITHOUT MAKER'S AGREEMENT, AS SET FORTH ABOVE IN THIS SECTION 4, TO PAY HOLDER A PREPAYMENT PREMIUM HEREUNDER, UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL INDEBTEDNESS EVIDENCED HEREBY FOLLOWING

THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT HEREUNDER, INCLUDING, WITHOUT LIMITATION, A DEFAULT ARISING FROM THE CONVEYANCE OF ANY RIGHT, TITLE OR INTEREST IN THE MORTGAGED PROPERTY ENCUMBERED BY THE MORTGAGES IN VIOLATION OF THE MORTGAGE, AND MAKER HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON MAKER'S BEHALF TO SEPARATELY SIGN THE AGREEMENT CONTAINED IN THIS SECTION, SUBJECT TO SECTION 11.

                                    CALI CW REALTY ASSOCIATES L.P.

                                    By: Cali Sub XIII, Inc.,
                                        its general partner

                                        By:
                                            Roger Thomas
                                            Vice President


                                    CALI SO. WEST REALTY ASSOCIATES, L.P.

                                    By: Cali Sub XIII, Inc.,
                                        its general partner

                                        By:
                                            Roger Thomas
                                            Vice President

            5. Acceleration Upon Transfer. Maker has represented and warranted and does hereby represent and warrant that as of the date hereof Maker is a limited partnership duly organized and validly existing under the laws of the State of New York and is wholly-owned (directly or indirectly) by Cali Realty, L.P. ("CRLP") and Cali Realty Corporation (the "REIT"). Maker understands and acknowledges that Holder, in making the loan evidenced by this Note, is relying to a material extent upon the business expertise and net worth of CRLP and the REIT (subject to the terms of Section 11 below) and upon the continuing interest which CRLP and the REIT shall have in the Mortgaged Property securing this Note. Accordingly, in the event CRLP and the REIT, shall, directly or indirectly, voluntarily or involuntarily, sell, assign, transfer, dispose of, enter into any ground or underlying lease and lease back or further encumber or suffer to exist any lien (other than the lien of the Mortgage as security for this Note or the lien of any other mortgage in favor of Holder) against all or any portion of or any interest in the Mortgaged Property, except as otherwise expressly permitted under the Mortgage, or in the event the composition or control of Maker is changed (including, without limitation, the transfer of any interest in Maker or portion of such interest or the change in control or composition of any partner in Maker, provided that the foregoing shall not apply to a change in control or composition of CRLP or the
REIT), then, or at any time thereafter, Holder, at its option, may declare the entire indebtedness evidenced hereby and/or payable under the Mortgage and/or any other document evidencing or securing this Note, in default and immediately due and payable and may exercise any other remedies for default set forth herein or in any document which secures the indebtedness evidenced hereby, provided that the foregoing will not apply to any transfer of the Mortgaged Property or interest in Maker to one or more wholly-owned subsidiaries of CRLP or the REIT.

            6. Acceleration Upon Default. If default is made in the payment of any installment under this Note or if default is made in the performance of any of the terms, conditions, representations, covenants or warranties contained herein or in the Mortgage or any other documents evidencing or securing the loan evidenced hereby, and upon the expiration of any applicable grace period, then in either such event, at the option of Holder, the entire principal sum evidenced hereby and secured by the Mortgage, together with interest accrued and unpaid thereon, and all other sums then outstanding under this Note or the Mortgage, without notice, shall immediately become due and payable. Failure to exercise this option by Holder shall not constitute a waiver of the right to exercise same in the event of any subsequent default.

            7. Default Interest. In the event (a) Maker fails to make any payment hereunder, under the Mortgage or under any other agreement or instrument evidencing or securing the loan evidenced hereby, or (b) of any default hereunder or under the Mortgage or under any other agreement or instrument evidencing or securing the loan evidenced hereby and, in the case of either (a) or (b), upon acceleration of the entire indebtedness aforesaid, fixed interest shall accrue thereafter on the unpaid principal balance together with any accrued but unpaid interest thereon from and including the date of such default (until the date such default is cured and the indebtedness is reinstated) at the Default Rate, such interest to be compounded annually. Such interest shall be paid on demand.

            8. Late Charges. In addition to the foregoing, if Maker shall fail to make any payment of interest or principal or other sum, including, without limitation, payments due on maturity, on or before the date any such payment is due, a late charge by way of damages shall be immediately due and payable. Maker recognizes that default by Maker in making the payments herein or in the Mortgage or in any other document securing this Note agreed to be paid when due will result in Holder incurring additional expense in servicing the loan, in loss to Holder of the use of the money due and in frustration to Holder in meeting its loan commitments. Maker agrees that, if for any reason Maker fails to pay on the date due any amount due under this Note or under the Mortgage or under any other document securing this Note, Holder shall be entitled to damages for the detriment caused thereby, but that it is extremely difficult and impractical to ascertain the extent of such damages. Maker therefore agrees that a sum equal to five cents ($.05) for each one dollar ($1.00) of each payment which is not paid when due is a reasonable estimate of the said damages to Holder, which sum shall be payable by Maker on demand and shall be secured by the Mortgage.

            9. Costs of Collection; Attorneys' Fees. Maker shall pay all costs of collection incurred, whether or not an action or suit be filed, to enforce this Note, including but not limited to reasonable attorneys' fees. If any suit or action be instituted on this Note, Maker promises to pay Holder, in addition to the costs and disbursements allowed by law, such sum as the court may adjudge reasonable as attorneys' fees in said suit or action.

            10. Waivers. Maker and all endorsers hereof and all others who may become liable for all or any part of this obligation agree hereby to be jointly and severally bound, and they jointly and severally waive and renounce, to the extent permitted by law, any and all homestead and exemption rights and the benefits of all valuation and appraisement privileges as against this indebtedness and any renewal or extension thereof and waive demand, protest, notice of nonpayment and any and all lack of diligence or delays in collection or enforcement hereof, waive the right to plead any and all statutes of limitation as a defense to any demand on this Note or under the Mortgage and expressly consent to any extension of time, release of any party liable for this obligation, release of any of the security of this Note, acceptance of other security therefor, or any other indulgence or forbearance whatsoever. Any such extension, release, acceptance, indulgence or forbearance may be made without notice to any party and without in any way affecting the personal liability of any party.

            11. Non-Recourse. Notwithstanding any provisions in this Note or in the Mortgage or in any other document securing this Note (except as provided in the immediately succeeding paragraph), it is expressly understood and agreed that if Holder at any time takes action to enforce the collection of the indebtedness evidenced by this Note, the Mortgage, the Cross-collateral Mortgages and any other documents securing this Note, Holder will proceed to foreclose the Mortgage and/or one or more of the Cross-collateral Mortgages and to exercise its remedies with respect to other collateral securing this Note. If, as a result of such foreclosure and sale of the property described therein, a lesser sum is realized therefrom than the amount then due and owing hereunder and under the Mortgage, the Cross-collateral Mortgages and any other documents securing this Note, Holder will never (except as expressly provided in the immediately succeeding paragraph) institute any action, suit, claim or demand in law or in equity against Maker or its partners or members or any of the officers, directors, shareholders or employees of Maker or its partners or members seeking personal liability for or on account of such deficiency.

            Nothing contained in the immediately preceding paragraph will in any way affect or impair (i) the lien of the Mortgage, the Cross-collateral Mortgages or any lien on other collateral, Holder's ability to foreclose the Mortgage, the Cross-collateral Mortgages or any lien on other collateral, or any representation or warranty of title made by Maker, all of which will remain in full force and effect and inure to the benefit of Holder and to the benefit of any insurer of title to the Mortgaged Property; (ii) Holder's rights under any master lease, any indemnity agreement or any guarantee given by Maker or the partners, members or principals of Maker to Holder in connection with the indebtedness evidenced by this Note; (iii) Holder's right to present and collect on any letter of credit given in connection with the indebtedness evidenced by this Note; or (iv) Maker's personal liability for the indebtedness evidenced by this Note if at the time of acceleration of the indebtedness or foreclosure of the Mortgage and sale of the Mortgaged Property, Maker is in default under any of the provisions of sections 62, 63 or 64 of the Mortgage (being the sections relating to Environmental Laws as defined therein) and such default has an adverse effect on the value of the Mortgaged Property, but such personal liability shall be only to the extent of the loss in value of the Mortgaged Property resulting from such failure to comply with the provisions of such sections. Further, the following are excluded and excepted from the provisions of the immediately preceding paragraph and Holder may recover personally against Maker for the following:

            (1) all losses, damages or liabilities suffered by Holder arising out of any fraud or willful or intentional misrepresentation by Maker or any of the Maker's partners, members or principals in connection (i) with Maker's performance or fulfillment of any of Holder's conditions to or requirements in advancing the indebtedness evidenced by this Note or otherwise with Maker's inducements to Holder to advance such indebtedness; (ii) with the execution and delivery of any of the documents evidencing or securing the indebtedness evidenced by this Note; (iii) with the making of any representations or warranties (which are in addition to the representations and warranties of title in the Mortgage covered under the preceding paragraph) contained in any of the documents evidencing or securing the indebtedness evidenced by this Note; or (iv) with Maker's performance of any of its obligations under any of the documents evidencing or securing the indebtedness evidenced by this Note;

            (2) all rents and other revenues, payments or reimbursements ("Income") of any kind whatsoever (including all payments and contributions from tenants for taxes, insurance, operating expenses and common area maintenance charges) derived from the Mortgaged Property after a default by Maker (whether or not notice of such default has been given) under any of the documents evidencing or securing the indebtedness evidenced by this Note or on deposit on the date such default occurs in one or more accounts used by Maker or Maker's agents, representatives or property manager in connection with the operation of the Mortgaged Property, except to the extent properly applied (as documented by evidence reasonably satisfactory to Holder) to the normal and customary expenses and operations of the Mortgaged Property;

            (3) all security deposits collected by Maker (or any of Maker's predecessors) and not properly refunded to tenants and all advance rents collected by Maker (or any of Maker's predecessors) and not properly applied in due course; proper refunding or application must be documented by evidence reasonably satisfactory to Holder;

            (4) the replacement cost of any items of personalty or any fixtures removed from the Mortgaged Property, and not replaced with personalty or fixtures of a like kind, value and utility, after Maker defaults under any of the documents evidencing or securing the indebtedness evidenced by this Note;

            (5) all losses, damages or liabilities suffered by Holder arising from any acts of commission or omission by Maker that result in waste upon the Mortgaged Property;

            (6) all payments made by TIAA to discharge mechanic's liens, materialmen's liens or any other liens arising from work performed on or materials delivered to the Mortgaged Property prior to foreclosure of the Mortgage and sale of the Mortgaged Property but only to the extent Holder had advanced funds to pay for such work or materials and has not been reimbursed therefor; and

            (7) any insurance or condemnation proceeds attributable to the Mortgaged Property that are not applied in accordance with the terms of the Mortgage, or the Cross-collateral Mortgage and any insurance or condemnation proceeds attributable to the Mortgaged Property that were not paid to

Holder when and to the extent required under the terms of the Mortgage or the Cross-collateral Mortgages.

            12. Loan F 1993 Amended Note. This Note has been issued by Maker to replace the notes identified in Schedule I attached hereto, as assigned, consolidated and modified as set forth on Schedule I. The effective date of the modification effected by this instrument is the date hereof. The Holder of this
Note is entitled to the benefit of the Mortgage and the other mortgages referred to in Section 13, to which reference is made for a description of the properties and rights included in such security, the nature of such security and the rights of the holders of this Note and Maker in respect of such security.

            13. Mortgages. This Note is secured or to be secured by the Mortgage covering the Mortgaged Property located in Greenburgh and Yonkers, County of Westchester, State of New York. This Note is also secured by mortgages listed on
Schedule II attached hereto (the "Cross-collateral Mortgages") covering the properties more particularly described therein.

            14. Miscellaneous. (a) This Note is intended as a contract under and shall be construed and enforced in accordance with the laws of the State of New York.

            (b) As used herein, the term "Maker" shall be deemed to include its permitted successors, legal representatives and assigns, whether by voluntary action by Maker or by the operation of law. As used herein, the term "Holder" shall be deemed to include its successors, legal representatives and assigns, whether by voluntary action by Holder or by the operation of law.

            (c) References in this Note to any document or agreement shall be deemed to include all subsequent amendments, modifications, consolidations, restatements and replacements thereof.

            (d) The headings used herein are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.


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

            IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amended and Restated First Replacement Mortgage Note as of the day and year first above written acting through the undersigned general partner of the Maker, said general partner being duly authorized so to act.

                                    CALI CW REALTY ASSOCIATES L.P.

                                    By: Cali Sub XIII, Inc.,
                                        its general partner

                                        By:
                                            Roger Thomas
                                            Vice President

                                    CALI SO. WEST REALTY ASSOCIATES L.P.

                                    By: Cali Sub XIII, Inc.,
                                        its general partner

                                        By:
                                            Roger Thomas
                                            Vice President


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

                                   SCHEDULE I

                      ORIGINAL NOTES AND ORIGINAL MORTGAGES


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

                                   SCHEDULE II

                         THE CROSS-COLLATERAL MORTGAGES

1. Separate Third Mortgage and Security Agreements, each dated as of July 28, 1993, for Robert Martin Company to Holder, each as amended by the Supplemental Modification Agreement and by First Amendment to Third Mortgage and Security Agreement and to Subordinate Assignment of Lessor's Interest in Leases, dated as of December 30, 1996, between the LLC and Holder, and each as amended and restated in its entirety by Amended and Restated Cross-collateral Mortgage and Security Agreement, dated as of the date hereof, between Maker and Holder, covering the Properties (other than the Loan F Property and the Loan I Property (as such terms are defined in the Third Loan Modification Agreement)).

2. Third Mortgage and Security Agreement, dated December 30, 1996, from the LLC to Holder, covering the Loan I Property and as amended and restated in its entirety by Amended and Restated Cross-collateral Mortgage and Security Agreement, dated as of the date hereof, between Maker and Holder.


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